                                                                     EXHIBIT 4.1

Number                                                                    Shares
WCI
                                  [WINK LOGO]

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE THIS CERTIFICATE IS TRANSFERABLE IN RIDGEFIELD PARK, N.J.

                               CUSIP 974168 10 6

                                       SEE REVERSE FOR CERTAIN DEFINITIONS AND A
                                        STATEMENT AS TO THE RIGHTS, PREFERENCES,
                                          PRIVILEGES AND LIMITATIONS OF SHARES

THIS CERTIFIES THAT


                                    SPECIMEN

IS THE OWNER OF


 FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $0.001 PAR VALUE, OF

                           WINK COMMUNICATIONS, INC.

transferable on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


AUTHORIZED SIGNATURE

/s/ Howard L. Schrott              /s/ Mary Agnes Wilderotter

      SPECIMEN                           SPECIMEN

CHIEF FINANCIAL OFFICER            PRESIDENT AND CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
     CHASEMELLON SHAREHOLDER SERVICES L.L.C.
          TRANSFER AGENT AND REGISTRAR

BY


               AUTHORIZED SIGNATURE

                                                                     EXHIBIT 4.1

     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common                        UNIF GIFT MIN ACT -.............Custodian............
TEN ENT -- as tenants by the entireties                                      (Cust)                (Minor)
JT TEN  -- as joint tenants with right of                                 under Uniform Gifts to Minors
           survivorship and not to tenants                                Act ..............................
           in common                                                                         (State)
                                                        UNIF TRF MIN ACT -........Custodian (until age......)
                                                                          (Cust)
                                                                          ...........under Uniform Transfers
                                                                             (Minor)
                                                                          to Minors Act.....................
                                                                                             (State)


    Additional abbreviations may also be used though not in the above list.


     FOR VALUE RECEIVED, _______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------


--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                        Shares
------------------------------------------------------------------------
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                        Attorney
------------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     ------------------------------

                                        X
                                         ---------------------------------------

                                        X
                                         ---------------------------------------

                               NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE
                                         CERTIFICATE IN EVERY PARTICULAR,
                                         WITHOUT ALTERATION OR ENLARGEMENT OR
                                         ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By:
   ---------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.